UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                FORM 8-K/A
                              AMENDMENT NO. 1


                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934




     Date of Report (Date of earliest event reported) December 4, 1998




                         BELL NATIONAL CORPORATION
          ------------------------------------------------------
          (Exact Name of Registrant as Specified in Its Charter)




            California                 0-935             94-1451828
-------------------------------     ------------     -------------------
(State or Other Jurisdiction of     (Commission      (I.R.S. Employer
 Incorporation or Organization)     File Number)     Identification No.)




900 North Franklin Street, Suite 210, Chicago, Illinois      60610
-------------------------------------------------------    ----------
(Address of Principal Executive Offices)                   (Zip Code)




                              (312) 640-8810
           -----------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)




           360 Rio Vista Avenue, Suite A, Orlando, Florida 32805
       ------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


      (a)   Financial Statements of Business Acquired.

            1.    Balance sheet of InPath, LLC as of September 30, 1998

            2. Statement of Operations of InPath, LLC for the period from February 1, 1998 through September 30, 1998

            3. Statement of Cash Flows of InPath, LLC for the period from February 1, 1998 through September 30, 1998

            4.    Notes to Financial Statements



      (b)   Pro Forma Financial Information.

            1. Pro Forma Consolidated Balance Sheet of Bell National Corporation at September 30, 1998

            2. Pro Forma Consolidated Statement of Operations of Bell National Corporation for the eight months ended September 30, 1998

            3.    Notes to Pro Forma Consolidated Financial Statements

                                InPath, LLC
                       (A Development Stage Company)

                               Balance Sheet




                                                          September 30,
                                                              1998
                                                           (Unaudited)
                                                          -------------

ASSETS

  Cash and cash equivalents . . . . . . . . . . . . .       $      631
                                                            ----------

          Total current assets. . . . . . . . . . . .       $      631

  Fixed assets, net . . . . . . . . . . . . . . . . .       $   43,126

  Other assets, net
    License . . . . . . . . . . . . . . . . . . . . .       $  745,000
    Patents . . . . . . . . . . . . . . . . . . . . .       $    5,993
                                                            ----------

          Total assets. . . . . . . . . . . . . . . .       $  794,750
                                                            ==========

LIABILITIES AND MEMBERS' EQUITY

  Current Liabilities:
    Accounts payable. . . . . . . . . . . . . . . . .       $  424,679
    Notes payable, current. . . . . . . . . . . . . .       $   75,000
    Other current liabilities . . . . . . . . . . . .       $   21,854
                                                            ----------

          Total current liabilities . . . . . . . . .       $  521,533

Notes payable, long-term. . . . . . . . . . . . . . .       $  175,000

Members' Equity
  Capital stock . . . . . . . . . . . . . . . . . . .       $  398,834
  Accumulated deficit . . . . . . . . . . . . . . . .       $ (300,617)
                                                            ----------

          Total members' equity . . . . . . . . . . .       $   98,217
                                                            ----------

Total liabilities and members' equity . . . . . . . .       $  794,750
                                                            ==========















                The accompanying notes are an integral part
                      of these financial statements.

                                InPath, LLC
                       (A Development Stage Company)

                          Statement of Operations




                                                  From February 1, 1998
                                                   (Inception) through
                                                    September 30, 1998
                                                        (Unaudited)
                                                  ---------------------

Net sales . . . . . . . . . . . . . . . . . . . . . .       $    --

Cost and expenses:
  Cost of sales . . . . . . . . . . . . . . . . . . .       $    --
  Selling general and administrative expenses . . . .       $  299,150
                                                            ----------

Operating loss. . . . . . . . . . . . . . . . . . . .       $ (299,150)

Other income (expense):
  Interest (expense). . . . . . . . . . . . . . . . .       $   (1,917)
  Other . . . . . . . . . . . . . . . . . . . . . . .       $      450
                                                            ----------

Loss. . . . . . . . . . . . . . . . . . . . . . . . .       $ (300,617)
                                                            ==========





































                The accompanying notes are an integral part
                      of these financial statements.

                                InPath, LLC
                       (A Development Stage Company)

                          Statement of Cash Flows




                                                  From February 1, 1998
                                                   (Inception) through
                                                   September 30, 1998
                                                       (Unaudited)
                                                  ---------------------

OPERATING ACTIVITIES:
  Net loss. . . . . . . . . . . . . . . . . . . . . .       $ (300,617)
  Depreciation and amortization . . . . . . . . . . .       $    2,665
  Changes in operating assets and liabilities:
    License . . . . . . . . . . . . . . . . . . . . .       $ (500,000)
    Patents and trademarks. . . . . . . . . . . . . .       $   (5,993)
    Accounts payable. . . . . . . . . . . . . . . . .       $  424,679
    Other current liabilities . . . . . . . . . . . .       $   21,854
                                                            ----------

          Net cash used in operating activities . . .       $ (357,412)

INVESTING ACTIVITIES:
  Purchase of fixed assets. . . . . . . . . . . . . .       $  (45,791)

FINANCING ACTIVITIES:
  Issuance of notes payable . . . . . . . . . . . . .       $  250,000
  Sale of equity units. . . . . . . . . . . . . . . .       $  153,834
                                                            ----------

          Net cash provided by financing activities .       $  403,834
                                                            ----------

NET INCREASE IN CASH AND CASH EQUIVALENTS . . . . . .       $      631

CASH AND CASH EQUIVALENTS AT THE BEGINNING OF PERIOD.       $    --
                                                            ----------

CASH AND CASH EQUIVALENTS AT END OF PERIOD. . . . . .       $      631
                                                            ==========























                The accompanying notes are an integral part
                      of these financial statements.

                                InPath, LLC
                       (A Development Stage Company)

                       Notes to Financial Statements




NOTE 1:     THE COMPANY AND BASIS OF PRESENTATION

            InPath, LLC, a development stage company incorporated in the State of Delaware, was formed on February 1, 1998. The Company is undertaking research to develop a proprietary sample collection device and a series of instruments to be used in a point of care cervical cancer screening process.

            In accordance with the terms of the Exchange Agreement dated December 4, 1998 InPath, LLC agreed to merge with Bell National Corporation
(Bell), a company incorporated in the State of California. At the time of the merger Bell had no active operations.

            Under the terms of the Exchange Agreement, InPath unit holders received newly issued Bell common stock and warrants to purchase additional shares of Bell common stock. Upon exercise of the warrants, the former InPath holders will hold a 50% interest in Bell. The management of InPath has assumed management control of Bell and will continue and expand the current product development process.

NOTE 2:     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            FISCAL YEAR. The Company operates on a calendar fiscal year.

            CASH AND CASH EQUIVALENTS. The Company considers all highly liquid investments with a maturity of three months or less at the time of purchase to be cash equivalents.

            PROPERTY AND EQUIPMENT. Property and equipment are stated at cost and are depreciated using the straight-line method over the assets estimated useful lives. Principal useful lives are as follows:

            Furniture and fixtures                   5 years
            Laboratory equipment                     5 years
            Computer and telecommunications
              equipment                              3 years
            Test instruments                         3 years
            Leasehold Improvements                   Useful life or
                                                     life of lease

            Accumulated depreciation at September 30, 1998 was $2,665.


            LICENSES, PATENTS, AND TECHNOLOGY: Licenses, patents, and purchased technology are recorded at their acquisition cost. During 1998, a portion of a license, valued at $245,000, was contributed to the Company in exchange for an equity stake of equal value. All costs are amortized over 10 years. Amortization is begun as of the date of acquisition or upon filing of final patent applications. There was no accumulated amortization at September 30, 1998.

                                InPath, LLC
                       (A Development Stage Company)

                 Notes to Financial Statements - Continued




            REVENUE RECOGNITION. The Company will recognize revenue upon shipment of product to customers.

            INCOME (LOSS) PER COMMON SHARE. The Company reports income or loss per common share in accordance with Financial Accounting Standards Board Statement No. 128, Earnings Per Share, which replaced the calculation of primary and fully diluted earnings per share with basic and diluted earnings per share. Basic earnings per share excludes any dilutive effects
of options or   warrants. Diluted earnings per share is similar to the
previously reported fully diluted earnings per share.

            USE OF ESTIMATES: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

            NOTE 3: NOTES PAYABLE

            On August 28, 1998, the Company issued a $75,000 note payable to its outside legal counsel, Holleb & Coff. The note is due on demand and interest is payable monthly at 12% per annum. Interest expense for the period ended September 30, 1998 was $750.

            On September 1, 1998, the Company issued a $175,000 note payable to Mr. Peter P. Gombrich, its Chairman and principal unit holder. The note is due September 1, 2003 and interest is payable at each anniversary date at 8% per annum. The note may be prepaid at any time without penalty. Interest expense for the period ended September 30, 1998 was $1,167.

            NOTE 4: LEASES

            Future minimum lease payments for operating leases with initial terms in excess of one year as of September 30, 1998 are as follows:
                        1999             $ 30,000
                        2000             $ 30,000
                        2001             $ 30,000
                        2002             $ 30,000
                        2003             $  7,500

            Rent expense for the eight months ended September 30, 1998 was $15,000.

                         BELL NATIONAL CORPORATION

           UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




The following unaudited pro forma consolidated financial statements of Bell National Corporation (the"Company") as of and for the eight months ended September 30, 1998 give effect to the merger of the Company and InPath as if it occurred on February 1, 1998.

Based upon the terms of the merger, for financial reporting and accounting purposes the merger has been accounted for as a reverse acquisition whereby InPath is deemed to have acquired the Company. However, the Company is the continuing legal entity and registrant for both Securities and Exchange Commission filing purposes and income tax reporting purposes. Since the Company is a non-operating public shell company, the merger will be recorded as the issuance of stock for the net monetary assets of the Company, accompanied by a recapitalization and no goodwill or other intangible assets will be recorded.

The adjustments included in the unaudited pro forma consolidated financial statements represent the Company's preliminary determination of those adjustments based on available information. There can be no assurances that the actual adjustments will not differ significantly from the pro forma adjustments reflected in the pro forma consolidated financial information. The unaudited pro forma consolidated financial statements are not necessarily indicative of either future results of operations or results that might have been achieved if the merger had been consummated as of February 1, 1998.

                         BELL NATIONAL CORPORATION

                   PRO FORMA CONSOLIDATED BALANCE SHEET
                      SEPTEMBER 30, 1998 - UNAUDITED
                          (Dollars in thousands)

                              Bell                     Pro
                            National                   forma        Pro
                            Corpor-      InPath,      Adjust-      forma
                             ation         LLC         ments      Balance
                            --------     -------      -------     -------
ASSETS

Current assets:
  Cash and cash
    equivalents . . . .     $ 1,148      $    1                   $1,149
  Prepaid expenses. . .          13        --                         13
                            -------      ------                   ------
    Total current
      assets. . . . . .       1,161           1                    1,162

  Fixed assets, net . .        --            43                       43

  Other assets, net:
    License . . . . . .        --           745                      745
    Patents . . . . . .        --             6                        6
                            -------      ------                   ------
    Total assets. . . .     $ 1,161      $  795                   $1,956
                            =======      ======                   ======

LIABILITIES AND
STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable. . .                  $  425                   $  425
  Notes payable,
   current. . . . . . .                      75                       75
  Accrued compensa-
   tion and
   benefits . . . . . .      $  348               $ (202) (2)        146
  Other current
   liabilities. . . . .         392          22     (332) (2)         82
  Reserve for asset
   sale . . . . . . . .         106                                  106
                            -------      ------   -------         ------
    Total current
      liabilities . . .     $   846      $  522                   $  834

Notes payable,
 long-term. . . . . . .                     175                      175

Stockholders' equity
  Capital stock . . . .     $15,849      $  399  $(15,461)(1)     $1,321
                                                      534 (2)
  Additional paid in
   capital. . . . . . .          10                   (10)(1)       --
  Accumulated
   deficit. . . . . . .     (15,544)       (301)   15,471 (1)       (374)
                           --------      ------                   ------
                                315          98                      947
                           --------      ------                   ------
    Total Liabilities
      and Stockholders'
      Equity. . . . . .    $  1,161      $  795                   $1,956
                           ========      ======                   ======


           The accompanying notes are an integral part of these pro forma consolidated financial statements.

                         BELL NATIONAL CORPORATION

              PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
             EIGHT MONTHS ENDED SEPTEMBER 30, 1998 - UNAUDITED
                          (Dollars in thousands)




                              Bell                   Pro
                            National                 forma
                            Corpor-      InPath,    Adjust-         As
                             ation         LLC       ments       Adjusted
                            --------     -------    -------     ---------

Net Sales . . . . . . .    $   --          --                       --

Cost and expenses:
  Cost of sales . . . .        --          --                       --
  Selling, general
   and administra-
   tive expenses. . . .         116     $   299                  $   415
                            -------     -------                  -------

Operating loss. . . . .        (116)       (299)                    (415)

Other income (expense):
  Interest income
   (expense). . . . . .          48          (2)                      46
  Other . . . . . . . .        --          --                       --
                            -------     -------                  -------
Loss before
 income taxes . . . . .         (68)       (301)                    (369)

Provision for
 income taxes . . . . .          (5)       --                         (5)
                            -------     -------                  -------

Net loss. . . . . . . .     $   (73)    $  (301)                 $  (374)
                            =======     =======                  =======

Basic and diluted
 net loss per
 common share . . . . .     $ (0.01)                             $ (0.02)
                            =======                              =======

Weighted average
 number of common . . .
 shares outstanding . .    5,916,686             9,241,306(3)  15,157,992
                           =========             =========     ==========

















           The accompanying notes are an integral part of these pro forma consolidated financial statements

                         BELL NATIONAL CORPORATION

           NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS




Note 1: To reflect the exchange of common stock of the Company for Units of InPath, LLC, and the recapitalization of the Company.

Note 2: To reflect the issuance of 1,776,666 shares of common stock of the Company insettlement of certain liabilities due to officers, directors, and shareholders in the amount of $534,000.

Note 3: To reflect 4,288,790 new shares of common stock issued by the Company in exchange for Units of InPath, LLC. Also includes the InPath warrants to purchase 3,175,850 shares of common stock of the Company and the 1,776,666 shares of common stock issued in settlement of certain liabilities, see Note 2 above.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        BELL NATIONAL CORPORATION
                        (Registrant)


                        /s/ Leonard R. Prange
                        ---------------------------------------
                        (President and Chief Financial Officer)







Date:  February 16, 1999